September 6, 2018

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	TFLIC Series Life Account, SEC File No. 811-08878
➢	TFLIC Financial Freedom Builder, Registration No. 333-38343
➢	TFLIC Freedom Elite Builder, Registration No. 333-61654
➢	TFLIC Freedom Wealth Protector, Registration No. 033-86696
➢	TFLIC Freedom Elite Builder II, Registration No. 333-113442
➢	Transamerica Journey NY, Registration No. 333-192820

               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual report dated June 30, 2018, for the underlying management investment company listed below (the “Fund”). This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILING:
Access One Trust, SEC File No. 811-21634
American Funds Insurance Series, SEC File No. 811-03857
Transamerica Series Trust, SEC File No. 811-04419
Fidelity Variable Insurance Products Fund, SEC File No. 811-03329
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205
ProFunds, SEC File No. 811-08239
AllianceBernstein Variable Products Series Fund, Inc.  SEC File No. 811-05398
Franklin Templeton Variable Insurance Products Trust SEC File No. 811-05583

Some of the funds included in the Fund Company’s semi-annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, their semi-annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Financial Life Insurance Company